UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

As previously reported, on March 31, 2022, the Company entered into an At Market Issuance Sales Agreement (the “Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”). Under the Agreement, the Company may offer and sell its common stock, par value $0.001 per share, from time to time having an aggregate offering price of up to $25,000,000 (the “Shares”) during the term of the Agreement through Ladenburg. The Company previously filed a prospectus supplement relating to the offer and sale of the Shares pursuant to the Agreement covering sales of up to $7,000,000 of Shares.

On August 12, 2022, the Company filed a new prospectus supplement (the “Prospectus Supplement”) relating to the offer and sale of the Shares pursuant to the Agreement covering sales of up to an additional $2,700,000 of Shares. The Shares will be issued pursuant to the Company’s previously filed and effective Registration Statement on Form S-3 (File No. 333-256611), which was initially filed with the Securities and Exchange Commission on May 28, 2021, and declared effective on June 7, 2021. The Company intends to use the net proceeds from the offering, if any, for general corporate purposes, including funding existing and potential new clinical programs.

The opinion of the Company’s counsel regarding the validity of the Shares that may be issued pursuant to the Prospectus Supplement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

5.1	Opinion Of Wilson Sonsini Goodrich & Rosati, PC.

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: August 12, 2022	By:	/s/ Antony Riley
Antony Riley
Chief Financial Officer